Exhibit 31.6

CERTIFICATIONS PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Mark W. Marinko, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Great Lakes Dredge & Dock Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: September 24, 2015

/s/ Mark W. Marinko
Mark W. Marinko
Senior Vice President and Chief Financial Officer